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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 27, 2005

              CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2005, providing for the issuance of the Alternative
              Loan Trust 2005-81 Mortgage Pass-Through
              Certificates, Series 2005-81).

                                  CWALT, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                      333-125902             87-0698307
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

          4500 Park Granada, Calabasas, California                  91302
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          (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code (818) 225-81000
                                                         ----- ---------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR  240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
       Exchange Act (17 CFR  240.14e-4(c))

Item 8.01.   Other Events.
---------

The consolidated financial statements of Ambac Assurance Company ("Ambac") and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10 K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2005; Commission File No. 1 10777), the unaudited consolidated financial statements of Ambac and subsidiaries as of September 30, 2005 and for the three- and nine-month periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the Commission on November 9,
2005), the unaudited consolidated financial statements of Ambac and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005), the unaudited consolidated financial statements of Ambac and subsidiaries as of March 31, 2005 and for the three - month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005), and the Current Reports on Form 8-K filed with the Commission on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005, August 2, 2005, December
5, 2005, and December 9, 2005 and the information deemed to be filed under
Item 2.02 contained in Ambac Financial Group's Current Report on Form 8-K dated and filed on October 19, 2005, as they relate to Ambac, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the Registration Statement (No. 333-125902) of the Registrant; and (iii) the Prospectus Supplement relating to CWALT Alternative Loan Trust, Series 2005-81.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
---------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

           23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation



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

                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWALT, INC.




                                         By: /s/ Darren Bigby
                                             -----------------------
                                         Darren Bigby
                                         Vice President


Dated: December 28, 2005



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

                                 Exhibit Index
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Exhibit No.      Description
-----------      -----------

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation



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